SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2000

                                      CEND

                                  (Depositor)

(Issuer in respect of Cendant Mortgage Corporation Series 2000-5, SERIES 2000-5

                (Exact name of registrant as specified in charter)

Delaware                      333-37616                     13-4134593
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



6000 Atrium Way, Mt. Laurel, NJ                             08054
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 800.257.0460

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 5.  Other Events

                                      CEND
                   Cendant Mortgage Corporation Series 2000-5
                                 SERIES 2000-5

On September 18, 2000, The Bank of New York, as Trustee for CEND, Cendant Mortgage Corporation Series 2000-5 SERIES 2000-5 , made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2000, among CEND as Depositor, Cendant, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99                  Report  to  Holders  of  CEND,  Cendant Mortgage Corporation
                    Series 2000-5 SERIES 2000-5 relating to the distribution date of September 18, 2000 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 18, 2000


                                      CEND


                          By: /s/ John Polito, MBS Unit
                              ------------------------------
                          Name:   John Polito, MBS Unit
                                  Vice President
                                  The Bank of New York,
                                  as Trustee



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                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 18, 2000